PERFORMANCE STOCK UNIT GRANT NOTICE UNDER THE AVANTOR, INC. 2019 EQUITY INCENTIVE PLAN FORM OF GRANT AGREEMENT (Employees) Avantor, Inc. (the “Company”), pursuant to its 2019 Equity Incentive Plan, as it may be amended and restated from time to time (the “Plan”), hereby grants to the Participant set forth below the number of performance-based Restricted Stock Units (“Performance Stock Units”) set forth below. The Performance Stock Units are subject to all of the terms and conditions as set forth herein, in the Performance Stock Unit Agreement (attached hereto), any Exhibit attached thereto, and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. Participant: Grant Date: Performance Period: Target Number of Performance Stock Units: Vesting Schedule: The Performance Stock Units shall vest in accordance with [Section 2 and] Exhibit A [Accelerated Vesting Events: Termination due to death, Disability or Retirement in accordance with the Performance Stock Unit Agreement]

AVANTOR, INC. By: Title: THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS PERFORMANCE STOCK UNIT GRANT NOTICE, THE PERFORMANCE STOCK UNIT AGREEMENT, ANY EXHIBIT ATTACHED THERETO AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF PERFORMANCE STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS PERFORMANCE STOCK UNIT GRANT NOTICE, THE PERFORMANCE STOCK UNIT AGREEMENT, ANY EXHIBIT ATTACHED THERETO AND THE PLAN. PARTICIPANT1 1 To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereto.

3 PERFORMANCE STOCK UNIT AGREEMENT UNDER THE AVANTOR, INC. 2019 EQUITY INCENTIVE PLAN (Employees) Pursuant to the Performance Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Performance Stock Unit Agreement (this “Performance Stock Unit Agreement”) and the Avantor, Inc. 2019 Equity Incentive Plan, as it may be amended and restated from time to time (the “Plan”), Avantor, Inc. (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. 1. Grant of Performance Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of performance-based Restricted Stock Units (the “Performance Stock Units”) provided in the Grant Notice (with each Performance Stock Unit representing an unfunded, unsecured right to receive one share of Common Stock, subject to [the terms set forth herein, including] Exhibit A, attached hereto). The Company may make one or more additional grants of Performance Stock Units to the Participant under this Performance Stock Unit Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Performance Stock Unit Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Performance Stock Units hereunder and makes no implied promise to grant additional Performance Stock Units. 2. Vesting. [ Subject to the conditions contained herein and in the Plan, the Performance Stock Units shall be subject to service vesting and performance vesting criteria. The first day following both the Service Vesting Date and the Final Determination Date (each as defined below) shall be referred to as the “Vesting Date”).] (a) [Subject to the conditions contained herein and in the Plan, the Performance Stock Units shall vest as provided in Exhibit A attached hereto] [Subject to the Participant continuously providing services to the Company and complying with the terms and conditions hereof through (and including) [ ] (the “Service Vesting Date”), the number of Performance Stock Units for which performance has been met or is eligible to be met in accordance with [this Section 2] [Section 2(b) or Section 2(c)] will vest with respect to the service vesting criteria on the day immediately following the Service Vesting Date (unless previously vested or cancelled in accordance with the provisions of the Plan or this Agreement)]. (b) [In the event of a Change in Control, provided that the Participant has not undergone a Termination prior to occurrence thereof, any unvested Performance Stock Units will become vested as of immediately prior to such Change in Control based on (i) deemed “target level” performance achievement if such Change in Control occurs prior to the end of the Performance Period or (ii) the relevant Achievement Percentage achieved pursuant to Exhibit A if such Change in Control occurs after the end of the Performance Period] [[Except as otherwise provided herein,] subject to the Participant continuously providing services to the Company and complying with the terms and conditions hereof through (and including) the Final Determination Date, a number of Performance Stock Units will vest with respect to the performance vesting

4 criteria in accordance with Section 2(c) or Exhibit A (the “Performance Vested PSUs”) on the date immediately following the Final Determination Date]. (c) [Notwithstanding the foregoing, in the event of a Change in Control, any Performance Stock Units that have not become Performance Vested PSUs in accordance with Section 2(b) and Exhibit A as of the consummation of the Change in Control will become Performance Vested PSUs as of the consummation of the Change in Control based on an assumed achievement of all relevant performance metrics at the “target” level, provided that, in the event that the Committee has certified performance for any fiscal year that occurs prior to the Change in Control, performance for such completed fiscal year will be assessed based on actual performance levels for such completed fiscal years prior to the Change in Control. If Performance Vested PSUs are assumed by the acquiror in the Change in Control, they will remain subject to satisfaction of the service-vesting criteria on the Service Vesting Date; provided, however, that in the event the Participant’s employment terminates within [ ] years following a Change in Control due to either (i) a termination by the Company without Cause or (ii) a resignation by the Participant with Good Reason, any Performance Vested PSUs that are not service vested will immediately become service vested as of the date of termination. If the Performance Vested PSUs are not assumed by the acquiror in the Change in Control, all Performance Vested PSUs that have not service vested in full in accordance with Section 2(a) as of the consummation of the Change in Control will become service vested in full upon the consummation of the Change in Control.] (d) [For purposes of Section 2(c), “Good Reason” means: (i) a material diminution to the Participant’s base salary, bonus opportunity, authority, duties or responsibilities, (ii) the Company fails to make any compensatory payment to the Participant when due, which is required to be paid to the Participant pursuant to this Agreement or any other material agreement between the Participant and the Company, (iii) a relocation of the Participant’s principal place of employment to a location that is outside a 50 mile radius from the Participant’s principal place of employment immediately prior to the Change in Control, or (iv) any other action or inaction by the Company which constitutes a material breach of this Agreement or any other material agreement with the Company; provided that, in order for the Participant’s resignation for Good Reason to be effective, written notice of the occurrence of any event that constitutes Good Reason must be delivered by the Participant to the Company within 90 days after the Participant has actual knowledge of the occurrence of any such event and the occurrence of such event.] (e) [Notwithstanding any of the foregoing to the contrary, the Performance Stock Units shall vest in full upon the Participant’s Termination due to death or Disability based on an assumed achievement of all relevant performance metrics at the “target” level and assuming service vesting in full as of the Termination.] (f) [Notwithstanding any of the foregoing, in the event of the Participant’s Termination due to Retirement, any Performance Stock Units that are not Performance Vested PSUs as of the date of Termination due to Retirement (such date, the “Retirement Date”) will be treated as follows: (i) If the Retirement Date occurs prior the [ ] anniversary of the Grant Date, any Performance Stock Units shall immediately forfeit as of the Retirement Date. (ii) If the Retirement Date occurs on or following the [ ] anniversary of the

5 Grant Date but prior to the Final Determination Date, the Performance Stock Units shall continue to vest, and Participant shall be entitled to earn a pro rata portion of the number of Performance Stock Units that otherwise would have become Performance Vested PSUs on the Final Determination Date in accordance with Sections 2(b) or 2(c) or Exhibit A had the Participant been employed on the Final Determination Date (such amount, the “Pro Rata Amount”). The Pro Rata Amount shall equal: the number of Performance Stock Units that otherwise would have vested and been earned on the Final Determination Date had the Participant been employed on the Final Determination Date, multiplied by a fraction, (A) the numerator of which is the number of completed months from the Grant Date through the last completed month prior to the Retirement Date, and (B) the denominator of which is the total number of months in the Performance Period. Any Performance Stock Units that become vested as a result of this paragraph shall settle following the original Vesting Date in accordance with Section 3.] (g) [For purposes of Section 2(f), “Retirement” means, with respect to the Participant, such Participant’s voluntary Termination on or after of the date on which (i) such Participant’s age plus years of continuous service with the Company or one of its Subsidiaries equals at least 65 and (ii) the Participant is at least age 55 and has completed at least five years of continuous service with the Company or one of its Subsidiaries.] 3. Settlement of Performance Stock Units. [ Subject to the Performance Stock Units vesting in accordance with Section 2 and the other terms and conditions of this Agreement,] the Company will deliver to the Participant, without charge, as soon as reasonably practicable following the [applicable] Vesting Date [(but in no event later than March 15 of the year in which the Vesting Date occurs)] one share of Common Stock [(or, in the event of a Change in Control where Performance Stock Units are assumed by the acquiror, an equivalent amount in shares of the acquiror’s common stock)] for each Performance Stock Unit (as adjusted under the Plan, if applicable) which becomes vested hereunder and such vested Performance Stock Unit shall be cancelled upon such delivery. The Company shall either (a) deliver, or cause to be delivered, to the Participant a certificate or certificates therefor, registered in the Participant’s name or (b) cause such shares of Common Stock [(or corresponding acquiror shares, if applicable)] to be credited to the Participant’s account at the third-party stock plan administrator. Notwithstanding anything in this Performance Stock Unit Agreement to the contrary, the Company shall have no obligation to issue or transfer any shares of Common Stock [(or corresponding acquiror shares, as applicable)] as contemplated by this Performance Stock Unit Agreement unless and until such issuance or transfer complies with all relevant provisions of law and the requirements of any stock exchange on which the Company’s shares of Common Stock are listed for trading. 4. Treatment of Performance Stock Units Upon Termination. [In addition to the terms set forth in Section 2(c),] [In addition to the terms set forth in Sections 2(c), 2(e) and 2(f),] the provisions of Section 9(c)(ii) of the Plan are incorporated herein by reference and made a part hereof. 5. Company; Participant.

6 (a) The term “Company” as used in this Performance Stock Unit Agreement (including any Exhibit attached hereto) with reference to employment shall include the Company, its [successors and any of their respective] Subsidiaries. (b) Whenever the word “Participant” is used in any provision of this Performance Stock Unit Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Performance Stock Units may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons. 6. Non-Transferability. The Performance Stock Units are not transferable by the Participant and no assignment or transfer of the Performance Stock Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Performance Stock Units shall terminate and become of no further effect. 7. Rights as Shareholder; Dividend Equivalents. The Participant shall have no rights as a shareholder with respect to any share of Common Stock underlying a Performance Stock Unit unless and until the Participant shall have become the holder of record or the beneficial owner of such share of Common Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof. The Performance Stock Units shall be entitled to be credited with dividend equivalent payments upon the payment by the Company of dividends on shares of Common Stock. Such dividend equivalents will be provided in shares of Common Stock having a Fair Market Value on the date that the Performance Stock Units are settled equal to the amount of such applicable dividends, and shall be payable at the same time as the Performance Stock Units are settled in accordance with Section 3 above. In the event that any Performance Stock Unit is forfeited by its terms, the Participant shall have no right to dividend equivalent payments in respect of such forfeited Performance Stock Units. 8. Tax Withholding. The provisions of Section 13(d) of the Plan are incorporated herein by reference and made a part hereof. 9. Section 409A. It is intended that the Performance Stock Units granted hereunder shall be exempt from Section 409A of the Code pursuant to the “short-term deferral” rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder. 10. Notice. Every notice or other communication relating to this Performance Stock Unit Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company’s General Counsel, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the

7 Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time. 11. No Right to Continued Service. Any questions as to whether and when there has been a Termination shall be determined in the sole discretion of the Company. This Performance Stock Unit Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company. 12. Binding Effect. This Performance Stock Unit Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto. 13. Waiver and Amendments. Except as otherwise set forth in Section 12 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Performance Stock Unit Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver. 14. Clawback / Forfeiture. Notwithstanding anything to the contrary contained herein or in the Plan, if the Participant has engaged in or engages in any Detrimental Activity, then the Committee may, in its sole discretion, take actions permitted under the Plan, including: (i) canceling the Performance Stock Units; or (ii) requiring that the Participant forfeit any gain realized on the settlement of the Performance Stock Unit or the disposition of any shares of Common Stock received upon settlement of the Performance Stock Units, and repay such gain to the Company. In addition, if the Participant receives any amount in excess of what the Participant should have received under the terms of this Performance Stock Unit Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. [Without limiting the foregoing, all Performance Stock Units shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law] [Without limiting the foregoing, all Performance Stock Units shall be subject to any clawback or similar policy as permitted or mandated by applicable laws, rules, regulations or any Company policy as enacted, adopted or modified from time to time, including any recoupment policy adopted by the Company and, to the extent applicable, the Erroneously Awarded Compensation Recovery Policy (as may be amended from time to time) or any other Dodd-Frank clawback policy adopted by the Company]. 15. Governing Law and Venue. This Performance Stock Unit Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Performance Stock Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Performance Stock Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware[, unless Participant has an agreement with the Company to arbitrate employment-related disputes, in which case any disputes relating to this

8 Performance Stock Unit Agreement, the Grant Notice, or the Plan will be resolved through arbitration]. 16. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Performance Stock Unit Agreement (including the Grant Notice), the Plan shall govern and control. 17. Restrictive Covenants. [For US Participants (a) Consideration and Acceptance. Participant acknowledges and agrees that this Grant is expressly conditioned on Participant’s acceptance of the terms and conditions of the Restrictive Covenant Agreement. Participant further acknowledges and agrees that by accepting this Grant, Participant is accepting and agreeing to all of the terms and conditions of the Restrictive Covenant Agreement, which includes, among other things and to the extent permissible under applicable law, non-competition, customer and employee non-solicitation, and non-disclosure provisions. (b) Consequences of Breach. Any breach of the Restrictive Covenant Agreement will constitute Detrimental Activity under the Plan. In the event of such breach, Participant shall immediately forfeit all unvested Performance Stock Units without payment[, which shall include, for the avoidance of doubt, unvested Performance Stock Units subject to continued vesting under Section 2(f)]. For any Performance Stock Units that have vested during the 12 month period prior to the breach and after such breach, Participant shall repay or otherwise reimburse the Company, immediately upon demand, an amount in cash or Avantor, Inc., common stock equal to (i) the aggregate Fair Market Value of the shares of [Common] Stock underlying such Performance Stock Units on the date the Performance Stock Units became vested and (ii) any dividends paid on those shares. Participant understands and agrees that the relief provided in this Section 17(b) does not constitute the Company’s exclusive remedy for violations of this Section 17 or the Restrictive Covenant Agreement because they do not address the irreparable harm the Company will suffer from such violations. Therefore, the Company may seek any additional legal or equitable remedy, including injunctive relief, for such violations.] [For Non-US Participants The Participant acknowledges and agrees that the Participant is, or, unless otherwise determined by the Company, will become, party to an agreement with the Company which contains restrictive covenant obligations with respect to the Participant [(any such agreement(s), a “Restrictive Covenant Agreement”)]. The Participant hereby acknowledges and reaffirms the Participant’s obligations under any such restrictive covenant agreement and hereby acknowledges and agrees that any breach of a restrictive covenant agreement will constitute Detrimental Activity under the Plan.] 18. Exhibit for Non-US Participants. If the Participant is residing and/or working outside of the United States, the Performance Stock Units shall be subject to any special provisions

9 set forth in Exhibit B to this Performance Stock Unit Agreement. If the Participant becomes based outside the United States during the life of the Performance Stock Units, the special provisions set forth in Exhibit B shall apply to the Participant to the extent that the Company determines that the applications of such provisions is necessary or advisable for legal or administrative reasons. Moreover, if the Participant relocates between any of the countries included on Exhibit B, the special provisions set forth in Exhibit B for such country shall apply to the Participant to the extent that the Company determines that the applications of such provisions is necessary or advisable for legal or administrative reasons. Exhibit B constitutes part of this Performance Stock Unit Agreement. 19. Data Privacy Acknowledgment. By electing to participate in the Plan via the Company’s acceptance procedures, the Participant is declaring that he or she agrees with the data processing practices described herein and consents to the collection, processing and use of Personal Data (as defined below) by the Company and the transfer of Personal Data to the recipients mentioned herein, including recipients located in countries which do not adduce an adequate level of protection from a European (or other) data protection law perspective, for the purposes described herein. (a) Declaration of Consent. The Participant understands that he or she needs to review the following information about the processing of his or her personal data by or on behalf of the Company, the Participant’s employer or contracting party (the “Employer”) and/or any Subsidiary as described in this Performance Stock Unit Agreement and any other Plan materials (the “Personal Data”) and declare his or her consent. About the processing of the Participant’s Personal Data in connection with the Plan and this Performance Stock Unit Agreement, the Participant understands that the Company is the controller of his or her Personal Data. (b) Data Processing and Legal Basis. The Company collects, uses and otherwise processes Personal Data about the Participant for the purposes of allocating shares of Common Stock and implementing, administering and managing the Plan. The Participant understands that this Personal Data may include, without limitation, his or her name, home address and telephone number, email address, date of birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Performance Stock Units or any other entitlement to shares of stock or equivalent benefits awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor. The legal basis for the processing of the Participant’s Personal Data, where required, will be his or her consent. (c) Stock Plan Administration Service Providers. The Participant understands that the Company may transfer his or her Personal Data, or parts thereof, to a third- party stock plan administrator (and its affiliated companies, as applicable) based in the United States which will assist the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share the Participant’s Personal Data with such different service provider that serves the Company in a similar manner. The Participant understands and acknowledges that the Company’s service provider will open an account for him or her to receive and trade shares of Common Stock acquired under the Plan and that he or she will be asked to agree on separate terms and data processing practices with the service provider, which is a condition of the Participant’s ability to participate in the Plan.

10 (d) International Data Transfers. The Participant understands that the Company and, as of the date hereof, any third parties assisting in the implementation, administration and management of the Plan, such as a third-party stock plan administrator, are based in the United States. The Participant understands and acknowledges that his or her country may have enacted data privacy laws that are different from the laws of the United States. For example, the European Commission has issued only a limited adequacy finding with respect to the United States that applies solely if and to the extent that companies self-certify and remain self- certified under the EU/U.S. Privacy Shield program. The Company currently participates in the EU/U.S. Privacy Shield Program. The Company’s legal basis for the transfer of the Participant’s Personal Data is his or her consent. (e) Data Retention. The Participant understands that the Company will use his or her Personal Data only as long as is necessary to implement, administer and manage his or her participation in the Plan, or to comply with legal or regulatory obligations, including under tax and securities laws. In the latter case, the Participant understands and acknowledges that the Company’s legal basis for the processing of his or her Personal Data would be compliance with the relevant laws or regulations. When the Company no longer needs the Participant’s Personal Data for any of the above purposes, the Participant understands the Company will remove it from its systems. (f) Voluntariness and Consequences of Denial/Withdrawal of Consent. The Participant understands that his or her participation in the Plan and his or her consent is purely voluntary. The Participant may deny or later withdraw his or her consent at any time, with future effect and for any or no reason. If the Participant denies or later withdraws his or her consent, the Company can no longer offer the Participant participation in the Plan or offer other equity awards to the Participant or administer or maintain such awards and the Participant would no longer be able to participate in the Plan. The Participant further understands that denial or withdrawal of his or her consent would not affect his or her status or salary as an employee or his or her career and that the Participant would merely forfeit the opportunities associated with the Plan. (g) Data Subject Rights. The Participant understands that data subject rights regarding the processing of Personal Data vary depending on the applicable law and that, depending on where the Participant is based and subject to the conditions set out in the applicable law, the Participant may have, without limitation, the rights to (i) inquire whether and what kind of Personal Data the Company holds about him or her and how it is processed, and to access or request copies of such Personal Data, (ii) request the correction or supplementation of Personal Data about him or her that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Personal Data no longer necessary for the purposes underlying the processing, processed based on withdrawn consent, processed for legitimate interests that, in the context of his or her objection, do not prove to be compelling, or processed in non-compliance with applicable legal requirements, (iv) request the Company to restrict the processing of his or her Personal Data in certain situations where the Participant feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Personal Data for legitimate interests, and to (vi) request portability of the Participant’s Personal Data that he or she has actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Personal Data is based on consent or his or her employment and is carried out by automated means. In case of concerns, the Participant understands that he or she may also have the right to lodge a complaint with the

11 competent local data protection authority. Further, to receive clarification of, or to exercise any of, the Participant’s rights, the Participant understands that he or she should contact his or her local human resources representative. (h) Alternate Basis and Additional Consents. Finally, the Participant understands that the Company may rely on a different basis for the collection, processing or transfer of Personal Data in the future and/or request that the Participant provide another data privacy consent. If applicable, the Participant agrees that upon request of the Company or the Employer, the Participant will provide an executed acknowledgment or data privacy consent form (or any other agreements or consents) that the Company and/or the Employer may deem necessary to obtain from him or her for the purpose of administering his or her participation in the Plan in compliance with the data privacy laws in his or her country, either now or in the future. The Participant understands and agrees that he or she will not be able to participate in the Plan if the Participant fails to provide any such consent or agreement requested by the Company and/or the Employer. 20. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (b) the award of the Performance Stock Units made under this Performance Stock Unit Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the Performance Stock Units awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation. 21. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 22. Entire Agreement. This Performance Stock Unit Agreement (including, without limitation, any Exhibit attached hereto), the Grant Notice and the Plan constitute the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements and understandings of the parties, oral and written, with respect to such subject matter. [However, unless otherwise stated therein, the Restrictive Covenant Agreement will not be considered to supersede any prior non-competition, non-solicitation, or non-disclosure agreement between Participant and the Company, which will remain in effect, and be read in conjunction with the Restrictive Covenant Agreement and any future agreements on the same subject matter, so as to afford the Company the broadest protections allowed under applicable law.] * * *

[Exhibit A]

[Exhibit B Additional Terms and Conditions]